Fairlead Tactical Sector ETF (TACK)

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement dated September 4, 2026, to the

Prospectus and Statement of Additional Information ("SAI"),

each dated May 31, 2026

This Supplement provides new and additional information, and should be read in conjunction with the Fund's Prospectus and SAI.

At a meeting held on June 17, 2026, the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) approved a proposed plan to reorganize the Fund into the Amplify Fairlead Tactical Sector ETF, a newly created series of Amplify ETF Trust (the “Acquiring Fund”), whereby the Acquiring Fund will acquire the assets and assume the liabilities of the Fund (the “Reorganization”). The proposed Reorganization is subject to shareholder approval and certain other conditions. Cary Street Partners Asset Management LLC (“Cary Street”) serves as the investment adviser to the Fund. Amplify Investments LLC will serve as the adviser of the Acquiring Fund following the Reorganization. Fairlead Strategies, LLC, (“Fairlead Strategies”) the Fund’s investment subadviser, will serve as the subadviser of the Acquiring Fund following the Reorganization. Katie Stockton, CMT®, the portfolio manager of the Fund, will serve as a portfolio manager of the Acquiring Fund and will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund following the Reorganization.

The Acquiring Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the Fund. The management fee and expense ratio of the Acquiring Fund are expected to be lower than those of the Fund.

The proposed Reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The Board of the Trust has determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization.

Shareholders of record of the Fund will receive a Proxy Statement/Prospectus which contains more information with respect to the proposed Reorganization. The Reorganization is expected to occur in December 2026. Until the Reorganization is complete, Cary Street will continue to manage the Fund and Fairlead Strategies will serve as subadviser to the Fund in the ordinary course of business and shares of the Fund will continue to trade on the NYSE Arca, Inc.

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Further Information

For further information, please contact the Fund toll-free at 877-865-9549. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fund, c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the toll-free number above or by visiting the Fund’s website at www.fairleadfunds.com.

Investors Should Retain this Supplement for Future Reference.

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